UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 27, 2009 (October 26, 2009)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	800-653-6104

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 26, 2009, Metro Bancorp, Inc. issued a press release reporting financial results for its third quarter ended September 30, 2009.  A copy of the press release is attached as Exhibit 99.1 to this report.

On October 26, 2009, the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as Exhibit 99.2 to this report.

Item 9.01.   Financial Statements and Exhibits

Exhibit No.

99.1 Press Release, dated October 26, 2009

99.2 Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metro Bancorp, Inc.
----------------------------------------------
(Registrant)

Date: October 27, 2009	/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION
----------------	-----------------------

99.1	Press Release of Metro Bancorp, Inc. dated
October 26, 2009

99.2	Supplemental Information